SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 19, 2004


                             Annapolis Bancorp, Inc.

             (Exact name of registrant as specified in its charter)


            Maryland                   000-22961               521595772
            --------                   ---------               ---------
(State or other Jurisdiction of   (Commission File No.)    (I.R.S. Employer
         Incorporation)                                   Identification No.)



    1000 Bestgate Road, Suite 400,                            21401
    -------------------------------                           -----
          Annapolis, Maryland                              (Zip Code)
(Address of principal executive offices)




       Registrant's telephone number, including area code: (410) 224-4455




                                 Not Applicable

          (Former name or former address, if changed since last report)



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ITEM 7.01         REGULATION FD DISCLOSURE.
-------------------------------------------

         On October 19, 2004 the Board of Directors of Annapolis Bancorp, Inc. (the "Company") approved a 33% stock split in the form of a stock dividend for shareholders of record on November 5, 2004 (the "Record Date"). Shareholders will receive one additional share of Annapolis Bancorp, Inc. common stock for each three shares owned as of the close of business on the Record Date. The stock dividend will be payable on December 3, 2004. New shares will be distributed by the Company's transfer agent, Registrar and Transfer Company, Cranford, New Jersey, on or about December 3, 2004. A press release concerning the stock dividend is attached at Exhibit 99.



ITEM 9.01         FINAL STATEMENTS AND EXHIBITS.
------------------------------------------------

                  (c) Exhibits

                           Exhibit 99.  Press Release

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              ANNAPOLIS BANCORP, INC.


Date:  October 19, 2004
                                              By: /s/ Richard M. Lerner
                                                  -----------------------------
                                                       Richard M. Lerner,
                                                       Chief Executive Officer